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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement                      [ ] Confidential, For Use
                                                     of the Commission Only (as
                                                     permitted by Rule
                                                     14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Scient Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

                (1) Title of each class of securities to which transaction applies:

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                (2)     Aggregate number of securities to which transaction
                        applies:

                ----------------------------------------------------------------

                (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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                (4)     Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------

                (5)     Total fee paid:

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                [ ]     Fee paid previously with preliminary materials.


                [ ]     Check box if any part of the fee is offset as provided
                by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

                (1)     Amount previously paid:

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                (2)     Form, Schedule or Registration Statement No:

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                (3)     Filing party:

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                (4)     Date Filed:

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                               SCIENT CORPORATION

                                ----------------

                           SUPPLEMENTAL PROXY MATERIAL
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 24, 2001

        This supplemental proxy material is furnished in connection with the solicitation of proxies by the Board of Directors of Scient Corporation, a Delaware corporation ("Scient"), for the Annual Meeting of Stockholders to be held at 860 Broadway, Fifth Floor, New York, New York on Friday, August 24, 2001, at 8:30 A.M., Eastern Time. This supplemental proxy material was included with Scient's Proxy Statement dated July 24, 2001 when it was first mailed to stockholders. All such proxy materials were first mailed to stockholders on or about July 30, 2001.


              CORRECTION TO INFORMATION PROVIDED IN PROXY STATEMENT
          UNDER THE HEADING "INFORMATION REGARDING BENEFICIAL OWNERSHIP
              OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND MANAGEMENT"

         On page 5 of Scient's Proxy Statement dated July 24, 2001, the total number of shares beneficially owned and the percentage of shares beneficially owned by all directors and executive officers as a group was incorrectly totaled. The correct number of shares beneficially owned and percentage of shares beneficially owned by all directors and executive officers as a group is shown below.


                                                                                    SHARES BENEFICIALLY
                                                                                           OWNED
                                                                              --------------------------------
     BENEFICIAL OWNER                                                              NUMBER         PERCENT
                                                                              --------------------------------
     All directors and executive officers as a group (7 persons) (10).........   27,944,476        37.6%
